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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of Merrill Lynch & Co., Inc. (the "Company") of our reports dated February 28, 1994 relating to the Company's 1993 financial statements and related financial statement information which are included in the Company's Current Report on Form 8-K dated March 9, 1994.

Filed on Form S-8:

    Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

    Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

    Registration Statement No. 33-33336 (Long-Term Incentive Compensation Plan)

    Registration Statement No. 33-51831 (Long-Term Incentive Compensation Plan)

    Registration Statement No. 33-48846 (401(K) Savings and Investment Plan)

    Registration Statement No. 33-51829 (401(K) Savings and Investment Plan)

    Registration Statement No. 33-54154 (Non-Employee Directors' Equity Plan)

    Registration Statement No. 33-54572 (401(K) Savings and Investment Plan
      (Puerto Rico))


Filed on Form S-3:

    Debt Securities or Warrants

    Registration Statement No. 33-54218

    Registration Statement No. 2-78338
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    Registration Statement No. 2-89519

    Registration Statement No. 2-83477

    Registration Statement No. 33-03602

    Registration Statement No. 33-17965

    Registration Statement No. 33-27512

    Registration Statement No. 33-35456

    Registration Statement No. 33-42041

    Registration Statement No. 33-45327

    Registration Statement No. 33-49947

    Registration Statement No. 33-51489

    Medium Term Notes

    Registration Statement No. 2-96315

    Registration Statement No. 33-03079

    Registration Statement No. 33-05125

    Registration Statement No. 33-09910

    Registration Statement No. 33-16165

    Registration Statement No. 33-19820

    Registration Statement No. 33-23605

    Registration Statement No. 33-27549

    Registration Statement No. 33-38879

    Other Securities

    Registration Statement No. 33-19975 (Remarketed Preferred Stock, Series C)

    Registration Statement No. 33-33335 (Common Stock)
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    Registration Statement No. 33-45777 (Common Stock)



      /s/ Deloitte & Touche

    New York, New York

    March 9, 1994